FCF PA-1

                         SUPPLEMENT DATED MARCH 1, 2003
                              TO THE PROSPECTUS OF
                 FRANKLIN CUSTODIAN FUNDS, INC. - ADVISOR CLASS
                             DATED FEBRUARY 1, 2003

The prospectus is amended as follows:
I. The section "Management" on page 21 is replaced with the following:

 MANAGEMENT
 ----------
 Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $256 billion in assets.

 The team responsible for the Fund's management is:
 CHARLES B. JOHNSON, CHAIRMAN OF THE BOARD OF ADVISERS
 Mr. Johnson has been a manager of the Fund since 1957. He joined Franklin Templeton Investments in 1957.

 EDWARD D. PERKS CFA, VICE PRESIDENT OF ADVISERS
 Mr. Perks has been a manager of the Fund since 2002. He joined Franklin Templeton Investments in 1992.

 The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended September 30, 2002, the Fund paid 0.45% of its average monthly net assets to the manager for managing the Fund's assets.

II. The eighth paragraph under the section "Qualified Investors" is replaced with the following:

 o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, (ii) with retirement plan assets of $100 million or more, or (iii) with retirement plan assets of $20 million or more and who has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services or is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services. Minimum investments: No initial or additional minimums.

                Please keep this supplement for future reference.